UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 12, 2013

FUSE SCIENCE, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada

(State or Other Jurisdiction

of Incorporation)

000-22991	87-0460247
(Commission File Number)	(IRS Employer Identification No.)

6135 NW 167 th Street, #E-21 Miami Lakes, Florida	33015
(Address of Principal Executive Offices)	(Zip Code)

(305) 503-3873

(Registrant’s telephone number, Including Area Code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The purpose of this Amendment is to correct a typographical error in the date appearing in the last sentence of the second paragraph of “Item 8.01 Other Events” in the original filing.

Item 8.01 Other Events

Effective June 12, 2013, Fuse Science, Inc. (the “Company”) lowered the current exercise price of the Company’s outstanding Series B Warrants (which were originally issued in a March 2013 private offering) from $0.094 to $0.076.

The Company has also retired $1,950,000 in debt by reason of the conversion into equity of convertible promissory notes in such principal amount (which were originally issued in the March 2013 private offering). Moreover, sales of the Company’s products in the third fiscal quarter of 2013 are on a pace to exceed 300% of sales for all of the fiscal year ended September 30, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSE SCIENCE, INC.

By: /s/ Brian Tuffin Brian Tuffin, Chief Executive Officer and Acting Chief Financial Officer

Dated: June 12, 2013